Exhibit 99.21

KPMG LLP

345 Park Avenue

New York, NY 10154-0102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Chimera Investment Corporation (the “Company”)
BofA Securities, Inc. (the “Initial Purchaser”)
(together, the “Specified Parties”)

We have performed the procedures described below on the specified attributes in an electronic data file entitled “CIM 2021-INV1 ASF Tape Final.xlsx” provided by the Initial Purchaser on behalf of the Company on August 2, 2021, containing information on 1,203 mortgage loans (the “Loans”) as of July 1, 2021 (the “Data File”), which we were informed are intended to be included as collateral in the offering by CIM Trust 2021-INV1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Loan File” means the following information sources provided by the Company, or Initial Purchaser on behalf of the Company, including: Promissory Note, Uniform Residential Loan Application (URLA), Final Closing Disclosure, Occupancy Statement, Appraisal Report, Purchase Agreement, Addendum to Purchase Agreement, Uniform Underwriting and Transmittal Summary, PUD Rider, Title Report and Credit Report. We make no representation regarding the validity or accuracy of these documents or the execution of the applicable documents by the borrower.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the table below.
•	The term “Provided Information” means the Loan File and the Instructions.

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	The 1,203 Loans in the Data File consist of 296 not sampled loans (the “Not Sampled Loans”) as identified in an electronic date file entitled “NonSampled loans.xlsx” provided by the Initial Purchaser on behalf of the Company on July 21, 2021. We were instructed to exclude the Not Sampled Loans from the sample and the remaining 907 Loans in the Data File are considered the sampled loans (the “Sampled Loans”).

B.	We randomly selected a sample of 61 Loans from the Sampled Loans (the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

C.	For each Selected Loan, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Loan File. The Specified Parties indicated that the absence of any of the information in the Loan File or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, constituted an exception. The Loan File information is listed in the order of priority.

Attribute	Loan File / Instructions / Recomputation Methodologies
Seller Loan Number	Promissory Note
Original Term to Maturity	URLA
Original Amortization Term	URLA
Original Loan Amount	Promissory Note
Original Interest Rate	Promissory Note
Current Payment Amount Due	Promissory Note
First Payment Date of Loan	Promissory Note
State	Promissory Note
City	Promissory Note
Postal Code	Promissory Note
Prepayment Penalty Total Term	Promissory Note
Occupancy	URLA, Occupancy Statement
Property Type	Appraisal Report.
Original Appraised Property Value	Appraisal Report
Sales Price	Final Closing Disclosure, Appraisal Report, Uniform Underwriting and Transmittal Summary, Purchase Agreement, Addendum to Purchase Agreement
Loan Purpose	URLA, Final Closing Disclosure, Uniform Underwriting and Transmittal Summary. If the Loan Purpose specified the source of initiation, assume it was accurate. We did not perform any procedure on the portion of the attribute related to the Loan Purpose initiation.

Attribute	Loan File / Instructions / Recomputation Methodologies
Junior Mortgage Balance	Uniform Underwriting and Transmittal Summary, Title Report.
Original LTV	Recompute by dividing (i) Original Loan Amount, by (ii) the Sales Price if purchase or the Original Appraised Property Value if not a purchase.
Original CLTV

Recompute by dividing (i) the sum of (a) Original Loan Amount and (b) Junior Lien Balance (if applicable), by (ii) the Sales Price if purchase or the Original Appraised Property Value if not a purchase.

D.	For each Selected Loan, we recomputed the Maturity Date using the First Payment Date of the Loan and the Original Term to Maturity included in the Data File. We compared the results of our recomputation to the corresponding month and year in the Promissory Note.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the nature of issued securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

New York, New York
August 3, 2021

Exhibit A

Investor Loan Number(1)
CIM2021INV100538
CIM2021INV100222
CIM2021INV100640
CIM2021INV100543
CIM2021INV100602
CIM2021INV100162
CIM2021INV100290
CIM2021INV101098
CIM2021INV101040
CIM2021INV100570
CIM2021INV101187
CIM2021INV100443
CIM2021INV100177
CIM2021INV100307
CIM2021INV100073
CIM2021INV100353
CIM2021INV100557
CIM2021INV100585
CIM2021INV100057
CIM2021INV101269
CIM2021INV100414
CIM2021INV101076
CIM2021INV100804
CIM2021INV100386
CIM2021INV100211
CIM2021INV100239
CIM2021INV100111
CIM2021INV100480
CIM2021INV100249
CIM2021INV100361
CIM2021INV100888
CIM2021INV100524
CIM2021INV100547
CIM2021INV100522
CIM2021INV100335
CIM2021INV100252
CIM2021INV100240
CIM2021INV100330
CIM2021INV101201

Investor Loan Number(1)
CIM2021INV101032
CIM2021INV101346
CIM2021INV100151
CIM2021INV100220
CIM2021INV100038
CIM2021INV100217
CIM2021INV100323
CIM2021INV100990
CIM2021INV101264
CIM2021INV100168
CIM2021INV100515
CIM2021INV100193
CIM2021INV100758
CIM2021INV100525
CIM2021INV100284
CIM2021INV100486
CIM2021INV100752
CIM2021INV101004
CIM2021INV100634
CIM2021INV100920
CIM2021INV100550
CIM2021INV100609

(1) The Company has assigned a unique 13-digit Loan Number to each Loan in the Data File. The Loan Numbers referred to in this Exhibit are not the Customer Account Numbers.